Item 1: Report to Shareholders

Financial Services Fund	December 31, 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The second half of 2007 was a disaster for most financial services investors, and our fund was not spared. As was the case in the first half of the year, the financials sector was the worst-performing sector in the S&P 500 Index, registering an 18% loss in the period. We are in the midst of a full-blown liquidity crisis, the seeds of which were sown over the last several years as one of the most dreaded words to financial services investors—innovation—took hold in a distant corner of the $10 trillion U.S. residential mortgage market. In this case, the innovation resulted in hundreds of billions of dollars of worthless or near-worthless securities flooding global capital markets. As a result, banks are now hesitant to loan to one another for any period of time, and the tightening of credit has permeated the entire financial system to varying degrees. These are, for financial investors, very hard times.

HIGHLIGHTS

• The second half of 2007 was a disaster for most financial services investors, and our fund was not spared.

• The Financial Services Fund posted reasonable relative performance but disappointing absolute returns during 2007.

• Some of our largest holdings at year-end were insurance companies of various stripes that we believe will provide good returns in a variety of market conditions over time.

• While we are hopeful that our investments—many of which are trading at valuations that anticipate a consumer-led recession—will pay off in 2008, we may need to wait longer for asset prices to find equilibrium.

The Financial Services Fund registered a disappointing 14.16% loss for the six-month period ended December 31, 2007, outperforming the S&P 500 Financials Index but underperforming both the Lipper Financial Services Funds Index and the Morningstar Specialty Financial Average, as shown in the table on page 1. For the entire year, the fund returned -9.35% versus -18.63% for the S&P 500 Financials Index, -13.81% for the Lipper benchmark, and -11.64% for the Morningstar average. As valuations became more attractive in a number of stocks during the second half, we reversed our relatively defensive positioning that served us well in the first half of the year and paid a stiff price, squandering our positive first-half returns. We were clearly too early in our repositioning.

We have no intention of reversing course at this juncture. Signs of a gradual bottoming process in stock prices (but not necessarily company fundamentals) are in place. The magnitude of the financials sector’s underperformance relative to the S&P 500 is near historic levels. Dozens of mortgage-related companies have gone out of business. CEOs of some of the largest financial institutions in the world have been fired. Many financial companies are slashing dividends, reducing headcount, and raising highly dilutive capital. Moreover, as we attend financial company presentations at investment conferences, we notice that there is little talk about the intermediate- and long-term prospects for growth. Rather, the bulk of the discussions surround funding, liquidity, and credit ratings—topics that commanded little, if any, attention just 12 months ago, when investors scurried about to find the next leveraged buyout (LBO) candidate and were content to overpay for companies with peak cyclical earnings.

Mitigating these favorable signals is the fact that all of the carnage in the financials sector and the unprecedented decline in home prices thus far have taken place in the absence of significant job losses or a recession. In the mortgage market, a significant number of subprime mortgage holders will face “payment shock” as their interest rates adjust higher in 2008 and 2009. In addition, U.S. high-yield bond defaults, which currently hover near historically low levels, will increase in 2008, as numerous companies are missing interest payments and will soon go into default.

If a recession is at hand and national unemployment increases materially from the year-end level of 5.0%, there will be further deterioration of financial company fundamentals, and inflationary pressures could limit the Fed’s ability to cut interest rates to stimulate the economy. We cited inflation as signaled by a rise in commodity prices as a worry in our last letter, and since then the prices of gold, oil, and other commodities have increased significantly. In sum, valuation and a fair degree of investor capitulation are now firmly on our side.

However, financial companies now not only need to manage through a crisis of their own creation, but they must also navigate the difficult portion of the economic and credit cycle with an added degree of difficulty from inflationary pressures. Given the upside potential we see in a number of stocks, our contrarian nature in the face of widespread pessimism, and our bias toward a value style of investing, our fund is now more positioned for an upturn from distressed valuations than it is for scenarios reminiscent of the Great Depression or the 1970s era of stagflation. Thus, we expect volatile near-term results, and we will experience further losses should such draconian scenarios come to fruition.

We think it’s appropriate to remind our current and potential shareholders that the Financial Services Fund is a relatively narrow offering subject to a greater risk of capital losses than more diversified portfolios. We believe that only a relatively small portion of one’s investment portfolio should be allocated to this strategy.

MARKET ENVIRONMENT

According to the most recent estimates, the U.S. economy expanded at an annualized rate of 4.9% in the third quarter. However, growth is slowing dramatically due to the deepening downturn in residential real estate, a slower pace of job growth, rising energy prices, and generally stricter bank lending standards.

At the beginning of 2007, many subprime mortgage lenders acknowledged that customers with poor credit histories or challenging financial situations were increasingly missing or very late in making their mortgage payments. By the summer, major Wall Street firms and commercial banks with exposure to subprime mortgages were reporting substantial losses. In August, liquidity in the asset-backed commercial paper market evaporated because fears of additional losses discouraged banks from lending to each other. This prompted investors to seek the relative safety of U.S. Treasury securities.

The Federal Reserve responded to this liquidity crisis by reducing the discount rate—the interest rate paid by financial institutions that borrow from the central bank—and adding billions of dollars to the banking system on several occasions starting in mid-August. The central bank also reduced the fed funds target rate—an interbank lending rate that banks also use as a benchmark for their prime lending rates—from 5.25% to 4.25%. These were the first changes in the fed funds rate since June 2006 and the first rate cuts in more than four years. In addition, the Fed took other actions, such as making billions of dollars available to financial institutions through a year-end auction process, to encourage lending between banks, boost liquidity, and keep credit market turmoil from weakening the economy.

Treasury bill yields—which tend to track the federal funds target rate—fell sharply in a “flight to quality” in the last six months. Intermediate-and long-term interest rates fell to a lesser extent. The Treasury yield curve, which depicts the relationship between the yields and maturities of government bonds, steepened significantly, as investors anticipated additional short-term rate cuts in the months ahead.

INVESTMENT OBJECTIVE AND STRATEGY

Our objective is to deliver superior risk-adjusted returns relative to similar financial services-focused offerings over any three-year period. We measure our results against three primary benchmarks: the Lipper Financial Services Funds Index, the Morningstar Specialty Financials Average, and the S&P 500 Financials Index. We employ a bottom-up, fundamental investment process that relies heavily on the work of our team of dedicated investment analysts who collectively follow hundreds of small-, mid-, and large-cap financial companies. We will often hold around 75 securities and employ somewhat of a barbell approach—larger positions (ranging from 3% to 6% of fund assets) in a handful of names in which we have high confidence, as well as numerous smaller positions (about 0.25% to 0.75% of assets) where we have determined that the investment risks are higher.

The Financial Services Fund is not a value fund per se, but our investment techniques tend to be more closely associated with value investing than with growth investing. For example, we tend to like stocks with low price/earnings (P/E) and price/book value (P/BV) multiples along with high absolute and relative dividend yields. We tend to like stocks that are out of favor with most investors because of temporary issues such as earnings disappointments or missteps in strategy. We tend to focus on asset value, sum-of-parts investments, and special-situation investments. We don’t mind paying a fair price for a higher-quality growth company, but we attempt to avoid paying a large premium for future growth that may or may not materialize. Our largest positions tend to be in stocks that most observers would classify as value stocks and are often associated with a measure of uncertainty or controversy.

In an effort to manage risk and generate the best return for each unit of risk we take, we will also hold cash, convertible securities, and no more than 10% of assets in select companies outside of the financials sector that meet a couple of criteria. First, our investments in non-financial companies should offer what we perceive to be an asymmetric reward/risk situation in which we calculate a low probability of material permanent loss of capital. Second, we generally make these nonfinancial investments in securities that we expect to have little correlation with the broad financial services benchmarks against which we measure ourselves. Examples of such holdings in the portfolio as of December 31, 2007, include CVS Caremark, Covidien, Pfizer, Cardinal Health, Microsoft, and AT&T. (Please refer to the fund’s portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

In summary, we seek asymmetric reward/risk situations, primarily in financial services companies. We often take a contrarian approach and always endeavor to buy assets at a discount to our assessment of their intrinsic value, where the value is not based on aggressive earnings growth assumptions well into the future.

PORTFOLIO REVIEW

Our fund posted only reasonable relative performance and disappointing absolute returns because of our continued investment in mortgage- and capital markets-related laggards from the prior period, such as Citigroup, Freddie Mac, and First Horizon National; our untimely establishment of new positions in investment banks such as Morgan Stanley, Merrill Lynch, and Lehman Brothers; and punishing declines in large holdings where we disagree with the market over the scope of credit-related problems in relation to the underlying value of the entire enterprise—namely H&R Block, Genworth Financial, and American International Group (AIG). We remain committed to our holdings in all of these securities, although we reduced our weighting in First Horizon National significantly as we reassessed the risk in the company’s loan book and acknowledged our error in not sizing the position appropriately. Limited exposure to the best-performing sector within financials, the financial exchanges, negatively impacted our performance as well. We are unlikely to hold material weightings in this sector in the near term, given rich valuations and our preference for inexpensive stocks.

On the positive side, existing holdings in capital markets companies not impacted by the mortgage debacle, such as Waddell & Reed Financial, Bank of New York Mellon, and Deutsche Boerse, helped performance. Large positions in insurance broker Aon and niche insurer Assurant also benefited our fund. New positions in the common stock of Aspen Insurance Holdings, Assured Guaranty, and Principal Financial Group also aided performance. While we sold our common stock position in Aspen given its rapid price appreciation, we still own the company’s convertible bonds. Our fund held large cash positions for much of the year, and this served to mitigate some of the losses in 2007. However, we have reduced our cash position because we have found numerous investment opportunities.

At year-end, our 10 largest holdings (as shown in the table on page 9) accounted for just over 34% of fund assets. Many of those names are insurance companies of various stripes—property and casualty, insurance brokerage, life insurance, and multiline or specialty insurers—that we believe will provide good returns in a variety of market conditions over time. Merrill Lynch is also among our largest holdings. We think the parts of this damaged franchise are worth significantly more than the current share price, but we recognize that the investment thesis will take time to come to fruition, given the difficult operating environment and company-specific challenges facing the new management team.

While insurance remains the fund’s largest sector weighting, we have significantly increased our exposure to capital markets stocks (mostly investment banks). We have relatively modest weightings in regional banks, as we see somewhat unattractive valuations and significant earnings pressure in the intermediate term stemming from their need to increase loss reserves, intense competition for customer deposits, and a falling interest rate environment.

YEAR-END DISTRIBUTIONS

In mid-December, the fund’s Board of Directors declared a distribution of capital gains totaling $1.88 per share—$0.75 for short-term gains and $1.13 for long-term gains. The Board also declared a $0.39 per share dividend. These distributions are taxable to investors in non-retirement accounts, and, by now, you should have received your check or statement reflecting these distributions as well as Form 1099-DIV summarizing this information for 2007 tax purposes.

OUTLOOK

As noted earlier, there are signs of a gradual bottoming process in stock prices, but our enthusiasm is somewhat tempered by the fact that inflationary pressures and a potentially significant recession will likely represent another leg down in the stock market. However, we are incrementally more optimistic about the prospects for financial services stocks given the sell-off that has continued into 2008. We noted in our last letter the welcomed and overdue emergence of a risk premium in the capital markets. Today, not only has the risk premium returned, but in many cases it is excessive. Our optimism about the longer-term prospects for many financial companies is reflected in the somewhat more aggressive positioning of our fund. While we are hopeful that our investments—many of which are trading at valuations that anticipate a consumer-led recession—will pay off in 2008, we are prepared to have our gains pushed out to 2009, as it typically takes some time for asset prices to find equilibrium after the bursting of a speculative asset bubble.

Respectfully submitted,

Jeffrey W. Arricale
Chairman of the fund’s Investment Advisory Committee

January 18, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The banking industry can be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed the laws governing capitalization requirements and the savings and loan industry, and increased competition. In addition, changes in general economic conditions and interest rates can significantly affect the banking industry. Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Price/book value (P/BV) ratio: A ratio used to compare a stock’s market value with its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/07
American International Group	5.4%
H&R Block	5.1
Genworth Financial	5.0
Citigroup	3.4
Prudential Financial	2.9
MetLife	2.8
Aon	2.6
Bank of America	2.5
Assurant	2.4
Countrywide Financial*	2.2
Merrill Lynch	2.0
SunTrust	2.0
Affiliated Managers Group*	2.0
Bank of New York Mellon	2.0
Lazard	1.5
Fannie Mae	1.4
Assured Guaranty	1.3
Och-Ziff Capital Management	1.3
Ambac Financial Group	1.3
Lincoln National	1.2
White Mountains Insurance Group	1.2
Freddie Mac	1.2
Capital One Financial	1.2
First Horizon National	1.1
Federated Investors	1.1
Total	56.1%

*Holdings include common stocks and convertible securities.

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/07

Best Contributors		Worst Contributors	
Waddell & Reed Financial	9¢	Citigroup	-43¢
Assurant	8	First Horizon National	-24
Deutsche Boerse	8	Ambac Financial Group	-22
Aon	6	Countrywide Financial	-19
Tyco International*	6	H&R Block	-19
Aspen Insurance Holdings***	5	Genworth Financial	-18
AMERIGROUP	4	American International Group	-17
Bank of New York Mellon*	4	Fannie Mae	-16
Principal Financial Group*	4	Freddie Mac	-13
Assured Guaranty*	4	SunTrust	-13
Total	58¢	Total	-204¢

12 Months Ended 12/31/07

Best Contributors		Worst Contributors	
Deutsche Boerse	16¢	Citigroup	-48¢
Compass Bancshares**	14	First Horizon National	-27
Aon*	14	Ambac Financial Group*	-21
Federated Investors	14	Genworth Financial*	-19
Waddell & Reed Financial*	10	Freddie Mac	-19
Assurant*	9	Countrywide Financial*	-18
Stifel Financial**	9	H&R Block	-16
Prudential Financial	6	American International Group	-13
GE**	6	Security Capital Assurance*	-12
Nuveen Investments***	6	Sovereign Bancorp**	-10
Total	104¢	Total	-203¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 91.3%		
BANKS 14.4%		
Major Banks 9.2%		
Bank of America	220,200	9,086
BNP Paribas (EUR)	21,500	2,333
Citigroup	424,000	12,483
Erste Bank der Oesterreich Sparkasse (EUR)	46,200	3,276
JPMorgan Chase	66,600	2,907
Societe Generale (EUR)	26,910	3,892
		33,977
Regional/Savings Banks 5.2%		
First Horizon National (1)	232,300	4,216
SunTrust	119,900	7,493
U.S. Bancorp	115,000	3,650
Wells Fargo	123,400	3,725
		19,084
Total Banks		53,061
CAPITAL MARKETS 18.0%		
Capital Markets 18.0%		
Affiliated Managers Group (1)(2)	27,300	3,207
Bank of New York Mellon	150,000	7,314
Bear Stearns (1)	34,300	3,027
Bovespa Holding (BRL) (2)	62,300	1,201
Deutsche Boerse (EUR)	14,900	2,957
E*TRADE Financial (1)(2)	160,000	568
Federated Investors, Class B (1)	100,600	4,141
Fortress Investment Group, Class A (1)	178,000	2,773
Franklin Resources	16,600	1,900
Lazard, Class A (1)	140,300	5,707
Lehman Brothers (1)	29,700	1,944
MarketAxess (1)(2)	94,479	1,212
Merrill Lynch	140,000	7,515

MF Global (2)	86,700	2,728
Morgan Stanley	73,400	3,898
Nymex (1)	13,400	1,790
Och-Ziff Capital Management (2)	182,900	4,807
Raymond James Financial	60,500	1,976
UBS (CHF)	81,270	3,762
Waddell & Reed Financial, Class A	105,300	3,800
Total Capital Markets		66,227
FINANCE 12.6%		
Consumer Finance 1.7%		
Capital One Financial	90,300	4,268
Discover Financial	125,100	1,886
		6,154
Diversified Financials 7.7%		
CIT Group	126,200	3,033
H&R Block	1,010,300	18,761
Hypo Real Estate Holding (EUR)	51,800	2,734
McGraw-Hill	46,000	2,015
Moody's (1)	56,500	2,017
		28,560
Thrift & Mortgage Finance 3.2%		
Countrywide Financial (1)	217,200	1,942
Fannie Mae	132,200	5,285
Freddie Mac	130,400	4,443
		11,670
Total Finance		46,384
INSURANCE 37.1%		
Insurance 37.1%		
ACE Limited	55,700	3,441

Ambac Financial Group (1)	181,700	4,682
American International Group	340,500	19,851
AMERIGROUP (2)	53,000	1,932
Ameriprise Financial	53,600	2,954
Aon	203,000	9,681
Assurant (1)	133,200	8,911
Assured Guaranty (1)	184,200	4,889
Cninsure, ADR (2)	175,400	2,763
Genworth Financial, Class A	723,000	18,400
Hartford Financial Services	41,100	3,584
ING Groep, GDS (EUR)	48,441	1,895
Lincoln National	78,800	4,588
Maiden (3)	186,800	1,494
Marsh & McLennan	66,300	1,755
MBIA (1)	84,400	1,572
MetLife	168,100	10,358
Munich Re (EUR)	17,700	3,440
Principal Financial Group	42,600	2,933
Prudential (GBP)	156,900	2,224
Prudential Financial	115,600	10,755
Seabright Insurance (2)	120,915	1,823
Security Capital Assurance (1)	177,000	689
Sony Financial Holdings (JPY) (2)	300	1,141
StanCorp Financial Group	63,300	3,189
The Travelers Companies	59,800	3,217
White Mountains Insurance Group (1)	8,900	4,575
Total Insurance		136,736

MISCELLANEOUS 7.2%

Other 7.2%

AT&T	54,900	2,282
BJ Services	75,700	1,836
Cablevision, Class A (2)	114,900	2,815

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Financial Services Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $41,000 for the year ended December 31, 2007.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult due to substantial delays and additional costs related to their restrictions.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2007, the value of loaned securities was $50,471,000; aggregate collateral consisted of $49,631,000 in the money market pooled trust and U.S. government securities valued at $1,924,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $567,439,000 and $599,374,000, respectively, for the year-ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2007, were characterized as follows for tax purposes:

At December 31, 2007, the tax-basis components of net assets were as follows:

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $452,440,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2007, expenses incurred pursuant to these service agreements were $99,000 for Price Associates, $512,000 for T. Rowe Price Services, Inc., and $56,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2007, the fund was charged $45,000 for shareholder servicing costs related to the college savings plans, of which $33,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2007, approximately 4% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 225,117 shares of the fund, representing 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Financial Services Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Financial Services Fund, Inc. (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $16,499,000 from short-term capital gains,

• $28,286,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $8,898,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $6,671,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey (1940)	Director, National Life Insurance (2001 to 2005); Director, The Rouse
2005	Company, real estate developers (1990 to 2004); Director, Allfirst
Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
2001	present); Director, Vornado Real Estate Investment Trust (3/04 to pres-
ent); Member, Advisory Board, Deutsche Bank North America (2004
to present); Director, Chairman of the Board, and Chief Executive
Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Advisors, LLC, an acquisition and management
1996	advisory firm; Chairman, The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin (1938)	Chairman and President, Nye Corporation (6/88 to present);
1996	Chairman, Canyon Resources Corp. (8/07 to present); Director,
Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
Mining Corp. (2/02 to present)

Karen N. Horn (1943)	Director, Federal National Mortgage Association (9/06 to present);
2003	Managing Director and President, Global Private Client Services,
Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2005

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
2001	ment company; Partner, Blackstone Real Estate Advisors, L.P.

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[121]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Retirement Plan Services,
Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[68]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)	Principal Occupation(s)
Title and Fund(s) Served

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
President, Financial Services Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Financial Services Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Financial Services Fund	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Financial Services Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Christopher T. Fortune (1973)	Vice President, T. Rowe Price; formerly intern,
Vice President, Financial Services Fund	Hillman Capital Management (to 2005)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Financial	T. Rowe Price; Vice President, T. Rowe Price
Services Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Financial Services Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Financial Services Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Financial Services Fund	T. Rowe Price Investment Services, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Financial Services Fund	T. Rowe Price International, Inc.; formerly Vice
President of Equity Research, Merrill Lynch
Investment Managers in Singapore (to 2005)

Jason B. Polun, CFA (1974)	Vice President, T. Rowe Price; formerly Vice
Vice President, Financial Services Fund	President, Wellington Management LLP (to
2006); student, The Wharton Business School,
University of Pennsylvania (to 2004)

Joseph Rohm (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Financial Services Fund	T. Rowe Price International, Inc.; formerly Equity
Analyst, Insight Investment (to 2005)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Financial Services Fund	T. Rowe Price International, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Financial Services Fund	Group, Inc.; formerly student, The Wharton
Business School, University of Pennsylvania (to
2004); Equity Analyst Intern, Wellington
Management Company, LLP (to 2003); consult-
ant, Sibson Management Consulting (to 2002)

Craig A. Thiese (1975)	Vice President, T. Rowe Price; formerly Equity
Vice President, Financial Services Fund	Trader, Rydex Investments (to 2006); Equity
Trader, Eagle Asset Management (to 2003)

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Financial Services Fund	Group, Inc.; formerly Senior Equity Analyst,
Wachovia Securities (to 2005)

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Financial Services Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Financial Services Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008